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                                                                    EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference of our report dated June 20, 2001, included in this Form 11-K, into the previously filed registration statement of Smith International, Inc., on Form S-8 (File No. 2-76939).





ARTHUR ANDERSEN LLP



Houston, Texas
June 27, 2001



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